                                                                 Exhibit 10.27


Certain portions of this Exhibit have been omitted based upon a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933. The omitted portions have been filed separately with the Securities and Exchange Commission.



                 CONTRACT FOR THE SALE AND DISTRIBUTION
                   OF GENENTECH HUMAN GROWTH HORMONE

     This Contract for the Sale and Distribution of Genentech Human Growth Hormone is entered into effective as of March 1, 1997 (the "Effective Date") by and between Genentech, Inc., a Delaware corporation, of 460 Point San Bruno Boulevard, South San Francisco, California, 94080-4990 ("Genentech") and Nova Factor, Inc., a Tennessee corporation located at 1620 Century Center Parkway, Suite 109, Memphis, Tennessee 38134 ("Nova Factor"). Genentech and Nova Factor are collectively referred to hereinafter as the "Parties", or individually as a "Party".

WHEREAS, Genentech manufactures the recombinant human growth hormones Protropin-Registered Trademark- (somatrem for injection), Nutropin-Registered Trademark- [somatropin (rDNA origin) for injection] and Nutropin
AQ-Registered Trademark- [somatropin (rDNA origin) injection]; and

WHEREAS, the Parties wish to enter into an agreement governing the sale of Genentech HGH to Nova Factor and the distribution of such Genentech HGH (as defined below) by Nova Factor; and

WHEREAS, Nova Factor is a biotech disease management company doing business throughout the United States with respect to disease management and human growth hormone products;

NOW, THEREFORE, the Parties agree as follows:

Section 1. Definitions

     The following terms shall have the following meanings in this Agreement:

1.1 "Affiliate" shall mean any entity or person which controls, is controlled by or is under common control with a Party, excluding Welsh, Carson, Anderson & Stowe and Associated Funds. For purposes of this definition, "control" shall mean (a) in the case of corporate entities, the direct or indirect ownership of at least thirty percent (30%) of the stock or participating shares entitled to vote; and (b) in the case of a partnership, the power customarily held by a general partner to direct the management and policies of such partnership.

1.2 "Appeal(s)" shall mean any and all reasonable appeals to a decision of a third party payer to deny coverage for all or part of the pharmaceutical costs of Genentech HGH.

1.3 "Coverage Interruption" shall mean the date an insurance change or termination becomes effective, the date of therapy restart on a patient whose drug was therapeutically interrupted, or the date of determination of lack of medical necessity by a third party payer, as defined in Section 2.3(a) below.

1.4 "Government Program(s)" shall mean Medicaid, Medicare, Children's Medical Services or other government or similar program.

1.5  "Genentech HGH" shall mean Protropin-Registered Trademark-,
Nutropin-Registered Trademark- and Nutropin AQ-Registered Trademark- or any other product which is comprised of human growth hormone sold by Genentech.

1.6 "Unit" shall mean a quantity of Genentech HGH equivalent to ten (10) milligrams.

Section 2.  Sale and Distribution of Genentech HGH

2.1 Sale Price. Genentech shall sell Genentech HGH to Nova Factor, at a cost equal to the lower of (1) $350 per Unit less the Discounts defined and described in Section 2.2 below and Exhibits A and B attached hereto, or (2) Genentech's then-current list price for Genentech HGH (currently $350 per Unit), for distribution by Nova Factor. This price does not include applicable sales tax. In the event Genentech lowers its list price for Genentech HGH, the Parties agree to discuss in good faith, within thirty (30) days thereafter, a potential discount off such revised list price following a written request by either Party.

2.2 Discount. The total "Discount" applicable to Nova Factor in each calendar quarter shall equal the sum of the discount percentages described in Sections 2.2(a) and (b) below and Exhibits A and B attached hereto.

     (a) Genentech HGH Base Discounts. Commencing as of the Effective Date, Genentech shall sell Genentech HGH to Nova Factor at the discounted prices shown in Exhibit A for the contract year indicated ("Base Discount"). These prices to not include applicable sales taxes. The NDC codes, Genentech's published direct list prices, carton sizes offered and minimum order requirements are also shown on Exhibit A.

     (b) Performance Discount. As used in this Section 2.2(b) only "previous calendar quarter" shall refer to the first two (2) months of the previous calendar quarter and the last month of the next preceding calendar quarter. For each performance standard set forth in Exhibit B ("Performance Standard") that was met or exceeded by Nova Factor in the previous calendar quarter, the relevant additional discount amount shall be added to the Base Discount for the current calendar quarter, up to a maximum of * percentage * (*%). For each incentive standard set forth in Exhibit B ("Incentive Standard") that was met or exceeded by Nova Factor in the previous calendar quarter, the relevant additional discount amount shall be added to the base


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

     Discount for the current calendar quarter, up to a maximum of * percentage * (*%), for a maximum total addition under this Section
     2.2 (b) of * percentage * (*%) in the aggregate. For each Performance Standard set forth in Exhibit B that Nova Factor failed to meet in the previous calendar quarter, the relevant discount amount for a failure to meet such standard shall be deducted from the Base Discount for the current calendar quarter, up to a maximum deduction of * percentage * (*%) ("Reduced Performance Standard"). For each
     Incentive Standard set forth in Exhibit B that Nova Factor failed to meet in the previous calendar quarter, the relevant discount amount for a failure to meet such standard shall be deducted from the Base Discount for the current calendar quarter, up to a maximum deduction of * percentage * (*%), for a maximum total deduction under this Section 2.2(b) of * percentage * (*%) in the aggregate. The maximum combined Base Discount, additional Performance Standard discount and additional Incentive Standard discount shall not exceed *% in any calendar quarter through December 31, 1998, and shall not exceed *% in any calendar quarter from January 1, 1999 through termination or expiration of this Agreement.

     (c) Changes to the Discounts. The Discounts shall be effective throughout the term of this Agreement unless and until Genentech alters its list price for Genentech HGH, in which case the Parties shall discuss in good faith the level of discount, if any, applicable to the new list prices. In the event of changes in any laws or regulations of any jurisdiction relating to the promotion, sale or pricing of prescription drugs, or in the interpretation or application of any such laws or regulations, Genentech reserves the right to discontinue the Discounts provided hereunder in such jurisdiction upon sixty (60) days prior written notice to Nova Factor.

2.3  Shipment Replacement Requirements.

     (a) Within three (3) business days of receipt of a prescription, Nova Factor will undertake an initial insurance verification for each new patient for whom Genentech HGH has been prescribed and will attempt to obtain all necessary prior authorizations as required by the involved third party payer. In performing such verification, Nova Factor will obtain and provide prescribing physician letters of medical necessity to third party payers and attempt to obtain verification of insurance coverage from such third party payers. Nova Factor must compete the Benefits/Coverage Insurance Verification form attached as EXHIBIT C at the time of obtaining such verification of insurance coverage. For purposes of this entire SECTION 2.3, "third party payer" shall mean a private third party health insurance payer that does not specifically exclude human growth hormone or injectable drugs from coverage but shall not include Government Programs.

     (b) If Nova Factor is not able to verify such third party payer coverage or obtain prior authorization within that three (3) business day period, Nova Factor will provide *. Thereafter, Nova Factor may provide *.

     (c) For each patient who does not have third party payer coverage or for whom insurance coverage is in doubt, Nova Factor shall promptly instruct and assist that patient in efforts to gain eligibility for COBRA, if applicable, or Government Programs as appropriate.

     (d) If during the time of this Agreement, a third party payer denies authorization or payment to Nova Factor for Genentech HGH that has been dispensed by Nova Factor to a patient in accordance with this Agreement, Nova Factor will thereafter request that the third party payer provide the basis for that denial in writing. *

     (e) If Nova Factor determines that insurance coverage, COBRA benefits, or coverage under a Government Program is not available, Nova Factor shall promptly contact such patient to determine the patient's ability to pay for the Genentech's HGH with his or her individual funds, and, if appropriate, refer such patient to Genentech's Uninsured Patients' Program, with prescriptions for Genentech HGH.

     (f) Nova Factor will bill payers and patients for all Genentech HGH dispensed. Subject to the limitations and requirements of this SECTION 2.3, * for the time period commencing on the first date of dispensing Genentech HGH following initiation of such patient's Genentech HGH therapy or following the date of a Coverage Interruption and ending *; provided, however, that in no event will Genentech provide *.

     (g) Genentech shall not *. Genentech shall not * to Nova Factor in accordance with the terms of this SECTION 2.3 *, which states are listed on EXHIBIT E as such EXHIBIT E may be updated by written notice from Genentech from time to time.

     (h) Subject to the limitations and requirements of this SECTION 2.3 and the criteria described in EXHIBIT D, * in accordance with the terms of this Agreement * Nova Factor. Nova Factor shall provide Genentech with a fully completed and accurate * for Product Form attached as EXHIBIT F
     * on or before the * of each calendar month (but in no event

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

     later than * following the date on which the product was dispensed), together with the following fully completed and accurate documentation):

              (1) the BENEFITS/COVERAGE VERIFICATION form attached as EXHIBIT C;
              (2) the * Batch Report attached as EXHIBIT G ("Batch Report"), together with the data elements included in such Batch Report on a 3.5* floppy diskette in ASCII flat file;
              (3)   the patient invoice or the invoice submitted to *
              (4) a copy of an explanation of benefits, remittance advice or other document from the third party payer *

     (i) Subject to the limitations set forth in this SECTION 2.3, Genentech shall ship replacement *, together with the above-referenced documentation, is submitted by Nova Factor on a timely basis as required above . Genentech approval * limited to: *, (b) incomplete, duplicate or inaccurate submissions not in compliance with this SECTION 2.3, and *, in which cases Genentech may approve or disapprove * in its sole discretion. Genentech shall include with shipment of * a unique patient identifier for each patient for * is included as well as the * with respect to which Nova Factor's * is disputed or disapproved by Genentech. The Parties shall use their commercially reasonable efforts to mutually resolve all such disputes in writing within thirty (30) days from the last business day of the month following submission *.

     (j) If Nova Factor subsequently * payer, patient or other source * following the end of the month in which *.

     (k) The aggregate dollar value, calculated using the then current * achieved by Nova Factor, * provided to Nova Factor pursuant to this
     SECTION 2.3 with respect to any calendar quarter shall not exceed * of all sales of Genentech HGH to Nova Factor during such calendar quarter. In the event that the value of *.

     (l) This SECTION 2.3 shall only remain in effect through December 31, 1998, unless extended upon mutual written agreement of the Parties. Genentech reserves the right to modify or terminate this SECTION 2.3 at any time during such *.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

2.4 Orders. All purchase orders for Genentech HGH shall be submitted by Nova Factor to Genentech either in writing or by telephone or via facsimile at least two (2) business days prior to the requested date of shipment. The Discount applicable to such purchase order shall be the Discount in effect upon the date such purchase order is accepted by Genentech. No order will be binding upon Genentech until accepted by Genentech, and Genentech shall have no liability to Nova Factor for purchase orders that are not accepted. Nova Factor's purchase orders submitted to Genentech for purchase of Genentech HGH shall be governed by the terms of this Agreement. Nothing contained in any purchase order shall modify any terms herein stated or add any terms or conditions not stated herein. All Genentech HGH delivered to Nova Factor under this Agreement shall be suitably packed for air freight shipment in Genentech's shipping cartons, marked for delivery to the address provided by Nova Factor with the relevant purchase order, and shall be shipped to Nova Factor, FOB Origin. Genentech shall ship Nutropin AQ to Nova Factor in temperature-controlled, validated, insulated shipping containers. Genentech HGH shall be delivered to Nova Factor via second day air freight with shipping costs prepaid by Genentech. Shipping charges for overnight delivery requested by Nova Factor for Genentech HGH in excess of the standard shipping method chosen by Genentech, shall be borne by Nova Factor. Genentech HGH purchased by Nova Factor shall be returned for credit only upon prior authorization by Genentech. The Discount percentage applicable to such credit will be the Discount in effect upon the date the returned Genentech HGH is received by Genentech.

2.5 Payment to Genentech. Nova Factor shall pay Genentech in full, including payment of applicable taxes, for Genentech HGH furnished to Nova Factor within * (*) days from the date of the invoice from Genentech for the Genentech HGH supplied to Nova Factor (the "Due Date"). All payments will be made by check or wire transfer to Genentech's designated bank account on or before the morning of the Due Date, and supporting documentation on the payment will be provided separately to Genentech. Genentech's designated account is as follows, subject to change by notice from Genentech:

If by wire transfer:

     Bank:                             Mellon Bank
                                       Pittsburgh, PA

     ABA Number:                       0430-00261

     Account Name:                     Genentech, Inc.

     Account Number:                   005-9230


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

If by check:

     Bank:                             Mellon Bank
                                       Pittsburgh, PA

     Mail to:                          Genentech, Inc.
                                       P.O. Box 360527
                                       Pittsburgh, PA 15251-6527

2.6 Product Availability: Responsibility for Expired, Damaged or Defective Product. Genentech shall maintain a sufficient inventory of Genentech HGH available to Nova Factor pharmacies to assure delivery thereof to a requesting Nova Factor pharmacy by courier or mail within two (2) business days of acceptance of a telephonic or written purchase order. In accordance with Genentech's stated return of goods policy in effect at the relevant times, Genentech shall reimburse or credit Nova Factor for any unused Genentech HGH that is expired or defective or that is damaged prior to or during shipment by Genentech to a Nova Factor pharmacy, if it is returned to Genentech by Nova Factor. In the event of a product recall, Genentech shall reimburse or credit Nova Factor or any unused Genentech HGH returned to Genentech as a result of said recall, for the reasonable shipping costs and, upon mutual agreement, for the reasonable recall related administrative costs associated with said return.

2.7  Nova Factor Reports and Audits.

     (a) Nova Factor shall provide Genetech with a weekly and monthly report as follows:

        (1) The Nova Factor weekly reports shall utilize the form attached as
        Exhibit I, and shall cover all patients for whom Nova Factor has received a prescription or purchase order for Genentech HGH in such week, all patients who have experienced a Coverage Interruption and an interruption in a patient's insurance or third party payer coverage for Genentech HGH due to a loss of employment or other event beyond the reasonable control of the patient or the patient's guardian; provided, however, that said reports shall not include patient names.

        (2) The Nova Factor monthly reports shall utilize the parameters and information listed in Exhibit J attached hereto.

        (3) Reports will be centrally generated by Nova Factor and will contain transaction data from each of its distribution centers.

        (4) Reports will include any returns or negative transactions but will not include inter-distribution center transfers.

        (5) Nova Factor will retain sales transaction data for a four-year period.

        (6) The weekly sales reports shall be delivered to Genentech on the second business day following the end of each week and the monthly sales reports shall be sent to Genentech prior to the fifteenth
        (15th) day following the close of a calendar month.

        (7) The weekly and monthly sales report shall be reported in: (1) tape transfer using 8 mm. cassette tape or 9-track reel-to-reel tape in ASCII format, via overnight service, (2) hard copy, mailed, or (3) on-line modem transfer from Nova Factor to Genentech in ASCII format; provided however, that electronic formats only (formats (1) an (3) above) shall be provided commencing no later than January 1, 1997. Nova Factor in consultation with Genentech, will provide the hardware and software necessary to maintain and report the weekly and monthly sales transaction data described above. Written sales transaction reports shall be sent to:

            Genentech, Inc.
            Attn: Sales Administration
            460 Point San Bruno Blvd.
            South San Francisco, CA 94080.

        (8) Upon reasonable request by Genentech, Nova Factor agrees to perform reconciliations of sales reports to verify or correct the accuracy of the weekly and monthly reports.

        (9) Genentech, at its expense may have an independent certified public account perform such audits as may be reasonably required on Nova Factor's business records and activities to ensure compliance with the terms of the Agreement. Genentech shall provide Nova Factor with at least fifteen (15) business days advance notice of such audits, and Nova Factor shall cooperate fully with the persons conducting the audit, including full access to the necessary facilities and records at all reasonable times, and copies, at Genentech's expense, of all relevant records, provided; however, that Genentech's audit right shall be limited to (i) bi-annual audits or
        (ii) such other audits as Genentech may deem necessary, in its reasonable judgment, to investigate quality assurance problems that constitute material trends.

        (10) Nova Factor shall maintain for a period of at least four (4) years all weekly and monthly reports and all correspondence with Genentech HGH patients and their physicians and third party payers, including, without limitation copies of Statements of Medical Necessity, Explanations of Benefit, financial assistance applications and other Appeals correspondence. Nova Factor shall use its commercially reasonable best efforts to remedy all discrepancies identified by Genentech in its audits.

        (11) Genentech agrees to return computer tapes to Nova Factor within sixty (60) days of Genentech's receipt thereof.

        (12) Nova Factor will furnish Genentech with un-audited quarterly financial statements for Nova Factor and its Affiliates, within forty-five (45) days of the end of the appropriate calendar quarter and audited annual financial statements within ninety (90) days of the end of the appropriate calendar year.

2.8 Nova Factor Services: Records; Handling; Control; Licensure. Nova Factor shall:

     (a) in the event of a recall, supply Genentech with a complete record of accountability within one (1) business day of receiving Genentech's request for such record; and

     (b) store Genentech HGH at between 2deg. and 8deg. Celsius in a limited access refrigeration unit which will be locked during non-working hours and protected by a suitable alarm system, and dispense Genentech HGH with due regard for the need to guard against potential abuse or diversion; and

     (c) monitor refrigeration unit temperature by physically recording the temperature, at a minimum, twice each day or by utilizing a constant temperature recording device; and

     (d) maintain on a current basis all licenses and certifications as a registered pharmacy as required by applicable federal, state or local laws in all jurisdictions where Nova Factor delivers Genentech HGH; and

     (e) maintain in each branch involved in the distribution of Genentech HGH, a minimum Genentech HGH inventory level sufficient to meet two
         (2) weeks anticipated demand for

Section 3.  Distribution of Genentech HGH

3.1 Dispensing Obligation. Subject to Section 4.1 of this Agreement and to the extent in accordance with applicable laws and regulations, Nova Factor shall evaluate the reimbursement status of, and dispense Genentech HGH to, all patients with a prescription for Genentech HGH who are referred by any person or entity to Nova Factor. Within three (3) business days of Nova Factor's receipt of each prescription or other appropriate shipment request, Nova Factor shall dispense Genentech HGH to patients without regard to third party payer coverage of such patient's Genentech HGH; provided, however, that if the patient or physician specifically requests a delay in dispensing or if prior authorization is required for a Government Program patient, both as documented by written records of Nova Factor, said (3) day time frame shall not apply, and Nova Factor shall use its commercially reasonable best efforts to ship the requested Genentech HGH within thirty (30) days of such prescription or shipment request.

3.2 Exceptions. Notwithstanding Section 3.1 above, Nova Factor shall not be obligated to dispense Genentech HGH to patients:

     (a) having no insurance or other third party payer coverage (or coverage equal to an amount less than * percent (*%) of Nova Factor's acquisition cost for Genentech HGH for such patient) for Genentech HGH after a duly diligent evaluation by Nova Factor of such patient's eligibility for all reasonable payer sources, including, without limitation, a Government Program, or

     (b) where the patient, physician or payer repeatedly and consistently refuses to assist with the reimbursement process, to complete the required documentation necessary to process the reimbursement request, or to process a request for coverage, as demonstrated by: (i) a failure to respond to at least three (3) consecutive Nova Factor contacts, at least one (1) of which is a written contact and all of which are documented in Nova Factor's written records; or (ii) a failure to substantially comply with the material requirements of a contract between the payer and the patient or physician; or (iii) a failure by the patient to pay Nova Factor within a reasonable time frame. Nova Factor agrees that it shall use its commercially reasonable best efforts to remedy the refusal, including, without limitation, contacting and cooperating with Genentech to resolve the issue with the patients, payer or provider, and exhausting all legal options under the federal, state, ERISA or other applicable reimbursement standards to resolve the coverage or claim request; provided, however, that the number of patients denied service by Nova Factor each calendar year under this
     Section 3.2(b) shall not exceed two percent (2%) of the total number of patients with prescriptions or


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

     statements of medical necessity for Genentech HGH who are referred to, or dispensed or serviced by, Nova Factor during such year. In the event that such number of patients exceeds or threatens to exceed two percent (2%) because of factors beyond the reasonable control of the Parties, then the Parties shall meet to discuss methods to remedy such problems.

3.3 Notice to Genentech. Promptly (which means Nova Factor shall use its commercially reasonable best efforts to notify within three (3) business days) after Nova Factor learns that a patient either lacks or is not eligible for any third party payer coverage for Genentech HGH, or at least fifteen (15) business days prior to Nova Factor terminating or electing not to ship to a patient during Appeals or due to a refusal to cooperate or otherwise, Nova Factor shall notify Genentech of such patient and the reasons for such patient's non-eligibility or lack of coverage, or for Nova Factor's refusal to service, as the case may be, and Genentech may provide Genentech HGH to such patient through its Uninsured Patient's Program or in any other manner Genentech chooses.

3.4 Delivery Obligations. Nova Factor shall deliver Genentech HGH to the home of each patient or to such other delivery point as may be designated by the patient. Nova Factor may distribute Genentech HGH through its Affiliates and, with the prior written approval of Genentech, which approval may be withheld at Genentech's sole discretion, other third parties; provided, however, that Nova Factor hereby guarantees compliance by such Affiliates and third parties with the terms of this Agreement.

3.5 Appeals and Collections. Nova Factor shall use its commercially reasonable best efforts to obtain reimbursement from the patient and/or the third party payer or other payer, including in the event of a denial of insurance coverage, prosecuting all Appeals. Said Appeals shall include at least the following steps unless such step is not available: (a) obtaining a written denial of payment which sets forth the rationale for such denial; (b) sending a written appeal to the third party payer setting forth comprehensively the nature of the appeal and providing all relevant support for the appeal; and (c) sending a written appeal to the next higher level of appeal at that third party payer. As a general matter, Nova Factor will ship on first level Appeals, and on second level Appeals when the clinical information of the patient falls within reasonable medical review criteria for treating growth hormone inadequacy. Nova Factor is not required to ship on patients with pre-existing clauses, lack of coverage for injectables, or no Rx coverage.

3.6 Government Programs and UPP. For each patient who does not have third party payer coverage or for who insurance coverage is in doubt, Nova Factor will promptly and diligently assess that patient's eligibility for coverage of Genentech HGH under all appropriate Government Programs. Nova Factor shall use its best efforts to inform patients about meeting, and for patients with Government Program coverage, maintaining eligibility and coverage by Government Programs. If third party payer or Government Program coverage for Genentech HGH is not available, Nova Factor shall promptly contact such patient to determine the patient's ability to pay for the Genentech HGH with his or her individual funds. In the event that such patient is unable to pay for the Genentech HGH individually, Nova Factor shall promptly advise Genentech so that Genentech may consider the patient for Genentech's Uninsured Patients Program.

3.7 Patient Assistance Program. Nova Factor shall develop and administer a patient assistance program in accordance with applicable law and regulations to assist patients financially unable to afford Genentech HGH therapy; provided, however, that Nova Factor shall not have any obligation related to patients having no third party payer coverage for Genentech HGH therapy as described in Section 3.2(b), which patients may be eligible for Genentech's Uninsured Patients Program. Nova Factor shall develop its own financial criteria for patients and shall review each patient's financial status on a case-by-case basis, all in conformance with applicable laws, rules and regulations.

Section 4.  Distribution Relationship

4.1 Exclusivity. In consideration of the benefits provided to Nova Factor under this Agreement, Nova Factor agrees for itself not to sell and shall cause its Affiliates not to sell during the term of this Agreement without Genentech's prior written consent any product (other than Genentech HGH) containing human growth hormone or an analog of human growth hormone, or whose principal effect is that of human growth hormone, whether naturally-occurring or manufactured by any process. Notwithstanding the foregoing, Nova Factor shall have the right to distribute or sell any third party's human growth hormone product measured in 2x5 mg unit cartons (or their equivalent) (a "Third Party Unit") in a volume equal to * percent
(*%) of the combined Nova Factor and Affiliate sales volume, in 10 mg equivalent units of Genentech HGH, for the preceding year. This sales volume shall be adjusted, in a manner mutually agreed to by Genentech and Nova Factor, to account for current and future Affiliate sales, in 10 mg equivalent units of Genentech HGH, for the preceding year, payer formulary restrictions, and sales of competitive product for indications for which Genentech HGH does not have FDA approval. Said amount may be revised upward or downward upon mutual agreement of Genentech and Nova Factor. At the end of each calendar quarter, Nova Factor shall provide a statement to Genentech setting forth the number of Third Party Units distributed by Nova Factor and its Affiliates, which amount shall be subject to audit by Genentech in accordance with Section 2.7(a)(9). In the event that in any year, based upon such quarterly reports, Nova Factor and its Affiliates distribute Third Party Units above the * percent (*%) limit described in


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

the second sentence of this paragraph, Nova Factor shall pay to Genentech 85% of Nova Factor's average purchase price of Genentech HGH during that year for each Third Party Unit distributed by Nova Factor or its Affiliates during such year in excess of said amount. Nova Factor also agrees and shall cause its Affiliates not to distribute or sell Genentech HGH during the term of this Agreement outside of the United States or its territories or possessions without the prior written consent of Genentech, which consent shall be given or withheld in Genentech's sole discretion.

4.2 Substitution and Counter-Detailing of Human Growth Hormone Products. Except as may be required by applicable law, Nova Factor agrees that it shall not substitute, generically or therapeutically, any other human growth hormone product(s) for prescriptions written for Genentech HGH to patients covered under this Agreement, but specifically excluding patients who are covered under a Government Program. Nova Factor and its Affiliates shall not counter-detail Genentech HGH. Nova Factor and its Affiliates agree not to (1) promote against, counter-detail, or disparage the Genentech Single Point of Contact system to be administered by Genentech or its subcontractor for patients with prescriptions of Genentech HGH, (2) promote against, counter-detail, or disparage the Genentech Managed Distribution System operated by Healthcare Delivery Systems, Inc. and implemented by Genentech for the distribution of Genentech HGH through a network of pharmacies licensed to dispense Genentech HGH ("GMDS"), or (3) promote GMDS. Nova Factor may inform its customers of its status as an authorized dispensing pharmacy within GMDS; provided, however, that Nova Factor shall not so inform its customers in writing unless Genentech has previously approved, in writing, such written materials, which approval shall not be unreasonably withheld. Nova Factor and its Affiliates shall not convert or attempt to convert patients referred to Nova Factor as a GMDS provider to another delivery option. Nova Factor agrees that it shall make no representation, guarantee or warranty about Genentech HGH, whether in writing or orally, except as is contained in written materials delivered to Nova Factor by Genentech for use in promoting and selling Genentech HGH or as may otherwise be agreed to by Genentech in writing. Genentech shall have the right to approve Nova Factor promotional materials which contain pertinent facts relative to Genentech HGH and all such materials shall comply with applicable regulatory requirements and shall not contain misrepresentations, either about Genentech HGH or a competitive product, or disparage a competitive product.

Section 5.  Term; Termination

5.1 Term. The term of this Agreement shall commence as of the Effective Date and continue through December 31, 1999, unless extended by mutual agreement of the Parties for additional one-year periods.

5.2 Termination Events. The foregoing notwithstanding, this Agreement may be terminated by a Party: (a) upon any material breach of this Agreement by the other Party which breach is not cured within sixty (60) days of notice by the non-breaching Party; or (b) immediately upon giving notice (i) upon the institution by or against the other Party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of the other Party's debts, (ii) upon the other Party's making an assignment for the benefit of its creditors, or (iii) upon the other Party's dissolution. This Agreement may also be terminated upon mutual agreement of the Parties hereto.

5.3 Effect of Termination. Upon termination, if requested by Genentech, Nova Factor shall return all unused Genentech HGH to Genentech and shall be reimbursed by Genentech for the reasonable shipping expenses of the return and the purchase price of the Genentech HGH returned if the purchase price was previously paid by Nova Factor. If Genentech does not request such unused Genentech HGH to be returned, Nova Factor may sell such unused Genentech HGH to patients or return it to Genentech for credit. Nova Factor shall also return, if so requested by Genentech, all sales aids and other associated material supplied to Nova Factor by Genentech. Termination shall not relieve either Party of obligations incurred prior to termination, including Nova Factor's obligation to pay for Genentech HGH ordered by and delivered to it under this Agreement, provided that Genentech has not requested return of that Genentech HGH, and Genentech's obligations of reimbursements accrued as of the termination date under the programs described in Section 2 above, which obligations of reimbursement shall first be set off against obligations of Nova Factor to Genentech, and if any reimbursement credits remain after set-off after a reasonable period for reconciliation of all outstanding claims, shall be paid in cash. The provisions of Sections 6.6 and 6.14 shall survive any termination of this Agreement.

5.4 Change In Control. If Nova Factor or any of its Affiliates or all or substantially all of either of their assets are to be acquired by whatever means, including merger with or into, another entity, including an Affiliate (the "Acquiring Entity") Nova Factor shall so notify Genentech in writing at least ninety (90) days prior to the date of occurrence of such event, and Genentech shall have the right to terminate this Agreement at any time until ninety (90) days after Genentech's receipt of written notice from Nova Factor. In addition Genentech shall have the right to terminate this agreement if Nova Factor or its Affiliates acquires all or substantially all of the assets of an entity or a division of any entity which in either case sold Genentech HGH within one year preceding such purchase. Nova Factor shall notify Genentech in writing at least sixty (60) days prior to the occurrence of such event. If Genentech so terminates this Agreement, Nova Factor agrees for itself, its Affiliates and for any such entity that, without Genentech's prior written consent, neither it nor the Acquiring Entity nor any party affiliated with either of them shall sell to any patient receiving Genentech HGH at the time of said termination, for a period of two (2) years following the date of such acquisition, a human growth hormone product or a product which can be substituted for Genentech HGH using any of the assets or facilities or programs developed or used by Nova Factor under this Agreement.

Section 6.  Miscellaneous

6.1 Endowment. During the term of this Agreement, Genentech shall fund an independent, non-profit endowment to assist financially and medically needy patients, with prescriptions for Genentech HGH.

6.2 Relationship. Neither Party is in any way the legal representative or agent of the other, nor authorized or empowered to assume any obligation of any kind, implied or expressed, on behalf of the other Party, without the express written consent of the other.

6.3 Force Majeure. Nonperformance of either Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the nonperforming Party.

6.4 Entire Agreement. This Agreement is the entire agreement between the Parties hereto, and supersedes any and all prior agreements between the Parties (other than the Release Agreement), whether oral or written, relating to the subject matter hereof. No amendments or modifications of the terms of the Agreement shall be binding on either Party unless reduced to writing and signed by both Parties.

6.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either Party without the other's written consent except to a wholly-owned subsidiary of such Party, the corporate parent of such Party, or a corporation controlled by the corporate parent of such Party.

6.6 Confidentiality. Nova Factor and Genentech shall take all reasonable steps and do all things reasonably necessary to ensure that any information relating to Genentech HGH, including the terms of this Agreement or to the business of the disclosing Party ("Confidential Information") acquired by virtue of the position of the receiving Party under this Agreement shall not be disclosed or made use of outside this Agreement; provided, however, that the foregoing shall not apply to information (a) which receiving Party can show was known to it prior to disclosure by the disclosing Party; (b) which is or becomes public knowledge through no fault of the receiving Party; (c) which is lawfully disclosed to the receiving Party by a third party; (d) which is required to be disclosed pursuant to court order; or (e) which in the written opinion of mutually acceptable legal counsel is required to be disclosed pursuant to federal or state law or regulation (including, without limitation, securities laws); provided that, in the case of (d) and (e) above, a reasonable opportunity is afforded the disclosing Party to challenge the requirement for such disclosure and/or request confidential treatment. This Section 6.6 shall survive any termination of this Agreement for a period of five (5) years from disclosure to the receiving Party.

6.7 Publicity. Nova Factor shall not originate any news release or public announcement, written or oral, to any person relating to this Agreement or to Genentech HGH except as previously agreed to by Genentech in writing and as in the written opinion of counsel to Nova Factor is required by law to be made. Except as required by law, Genentech shall seek approval from Nova Factor prior to utilizing Nova Factor's name in any written promotional material.

6.8 Waiver. Neither the waiver by either Party hereto of any breach of or default under any of the provisions of this Agreement, nor the failure of either Party to enforce any of the provisions of this Agreement or to exercise any right hereunder, shall be construed as a waiver of any subsequent breach or default, or as a waiver of any such rights or provisions hereunder.

6.9 Severability. If any part of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of this Agreement.

6.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. No provision of this Agreement shall be applied or construed in a manner inconsistent with applicable federal and state laws and regulations.

6.11 Enforceability. It is the explicit intention of the Parties hereto that no person or entity other than the Parties hereto, except governmental authorities to the extent required by law, is or shall be entitled to bring any action to enforce any provision of this Agreement against either of the Parties hereto.

6.12 Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

6.13 Notices. Except as otherwise provided, all notices which may be required pursuant to this Agreement (a) shall be in writing, (b) shall be addressed, if to a Party, to the person and address set forth at the end of this Agreement (or to such other person or address as either Party may so designate from time to time), or addressed, if to a patient, to the patient's last known address, (c) shall be deemed to have been given three (3) business days from the date of postmark if sent by mail or on the date of delivery if transmitted by courier or telegram or on the date of transmission if sent by telex or telefacsimile, and (d) shall be mailed, postage prepaid, by first-class mail, registered mail, or certified mail, return receipt requested, or transmitted by courier for hand delivery, or by telegram, telex or telefacsimile.

6.14 Limitation on Liability. If either Genentech or Nova Factor terminates this Agreement in accordance with the provisions of Section 5 or if Genentech or any governmental agency effects the nationwide withdrawal of the sale of Genentech HGH for any reason, neither Party shall be liable to the other for any special, incidental or consequential damages caused directly or indirectly by such termination or withdrawal, whether arising under this Agreement or relating to any injury or damage to business, earnings, profits or goodwill suffered by that Party, including, without limitation any liability for compensation, reimbursement or damages on the account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of either Party.

6.15 Affiliates. It is recognized and agreed that during the term of this Agreement, Nova Factor may distribute Genentech HGH to patients through its Affiliates and such distribution shall be construed as a distribution by Nova Factor and all provisions of this Agreement shall apply to such distribution and to the patients to whom Genentech HGH is distributed by Affiliates of Nova Factor.

6.16 Records. To the extent required by Section 1861 (v)(1)(I) of the Social Security Act, 42 U.S.C. Section 1395x(v)(1)(I), as amended, Genentech shall, upon proper written request, allow the United States Department of Health and Human Services, the Comptroller General of the United States and their duly authorized representatives, access to this Agreement and to books, documents and records necessary to verify the nature and extent of the costs incurred pursuant to this Agreement at any time during the term of this Agreement and for an additional period of four (4) years following the last date goods are furnished under this Agreement.

6.17 Compliance with Laws. Each Party shall be responsible for compliance with all state and federal laws, rules and regulations applicable to its performance hereunder, including, without limitation, those of the Food and Drug Administration and of Government Programs.

6.18 Government Reporting. All Parties acknowledge and agree that each is required to comply with all of their respective reporting obligations pursuant to Section 1128(b) of the Social Security Act and 42 C.F.R. Section 1001.952, including the accurate and complete reporting of the value of the Discounts.

     IN WITNESS WHEREOF, Genentech and Nova Factor have caused this Agreement to be executed by their duly authorized representatives effective as of the day and year first written above.

NOVA FACTOR, INC.                 GENENTECH, INC.

By: /s/ Randy Grow                By: /s/ Kim Popovits
    --------------------              --------------------------

Name: /s/ Randy Grow              Name: /s/ Kim Popovits
    --------------------              --------------------------

Title: President                  Title: Vice President, Sales
      ------------------                ------------------------

Address:                          Address:

1620 Century Center Parkway       460 Point San Bruno Boulevard
Suite 109                         So. San Francisco, CA 94080-4990
Memphis, TN 38134                 (415) 225-1000
(901) 385-3633

Notices to be Addressed to:       Notices to be Addressed to:
Chief Executive Officer           Vice President--
                                  Sales and Marketing

                                  With a copy to:
                                  Corporate Secretary

                                   EXHIBIT A
                                   ---------

1. The contract term, Base Discount percentages and discounted prices per vial are shown below:


                                Base Discount               Genentech HGH
        Contract Year            Percentage              Price per 10mg vail
        -------------           -------------            -------------------
    March 1, 1997 through            *%                          *
        June 30, 1997

    July 1, 1997 through             *%                          *
      December 31, 1997

   January 1, 1998 through           *%                          *
        June 30, 1998

    July 1, 1998 through             *%                          *
      December 31, 1998

   January 1, 1999 through           *%                          *
      December 31, 1999


2. Following are the NDC codes, published direct list prices, carton sizes offered and minimum order requirements for Genentech HGH:

    a. One 5 mg carton of Protropin (somatrem for injection) (NDC 50242-015-02) or Nutropin [somatropin (rDNA origin) for injection] (NDC 50242-072-02) contains two (2) 5 mg vials of Genentech HGH and one (1) vial containing 10 mL of diluent (benzyl alcohol preserved Bacteriostatic Water for injection). The current published list price per carton is $350.00 (or $175.00 per 5 mg vial).

    b. One 10 mg carton of Protropin (somatrem for injection) (NDC 50242-016-20) or Nutropin [somatrophin (rDNA origin) for injection] (NDC 50242-018-20) contains two (2) 10 mg vials of Genentech HGH and two (2) vials containing 10 mL of diluent (benzyl alcohol preserved Bacteriostatic Water for injection). The current published list price per carton is $700.00 (or $350.00 per 10 mg vial).

       The minimum order for all Protropin and Nutropin is one carton containing two 5 mg or two 10 mg vials.

    c. Nutropin AQ (NDC 50242-0114-11) is supplied as 10 mg (approximately
       30 IU) of sterile liquid somatropin per vial. Each carton contains six single vial cartons containing one 2 mL vial of Nutropin AQ [somatronpin (rDNA origin) injection] (5 mg/mL). The current published list price per carton is $2,100 (or $350 per 10 mg vial). The minimum order is one carton containing six 10 mg vial cartons of Nutropin AQ.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

                        Nova Factor Criteria - Exhibit B

                                        *





* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    Exhibit C

PATIENT INFORMATION SHEET                                          DELIVERY/SHIPPING INSTRUCTIONS
                                                        -----------------------------------------------------
                                                        Ship/Deliver To:
                                                        -----------------------------------------------------

                                                        -----------------------------------------------------
( )      HTA
                                                        -----------------------------------------------------
( )      Business Class Major
                                                        -----------------------------------------------------
( )      Business Class Minor                           Phone:
                                                        -----------------------------------------------------
                                                        Date of Delivery:
                                                        Rx:
------------------------------------------------------- -----------------------------------------------------
                       PATIENT                          Therapy Type:
-------------------------------------------------------------------------------------------------------------
Patient No.:                        Name:                              Phone:
-------------------------------------------------------------------------------------------------------------
Address:                                    City:                      State:           Zip:
-------------------------------------------------------------------------------------------------------------
DOB:                       SSN:                                        Dx:
-------------------------------------------------------------------------------------------------------------
Allergies:                          Height:          Weight:           Sex:             Marital Status:
-------------------------------------------------------------------------------------------------------------
Emergency Contact/Next of Kind:                                        Phone:
-------------------------------------------------------------------------------------------------------------
                                                 PHYSICIAN
-------------------------------------------------------------------------------------------------------------
Name:                               Physician #:                       Phone:           Fax:
-------------------------------------------------------------------------------------------------------------
Address:                                    City:                      State:           Zip:
-------------------------------------------------------------------------------------------------------------
Nurse:                                                                 Phone:
-------------------------------------------------------------------------------------------------------------
                                                  HOSPITAL
-------------------------------------------------------------------------------------------------------------
Name:                               Hospital #:                        Phone:
-------------------------------------------------------------------------------------------------------------
Referral Source:                                                       Phone:
-------------------------------------------------------------------------------------------------------------
                                                 EMPLOYMENT
------------------------------------------------------- -----------------------------------------------------
Policy Holder:                                          Policy Holder:
------------------------------------------------------- -----------------------------------------------------
Patient ( )    Other ( )    Spouse ( )    Parent ( )    Patient ( )    Other ( )    Spouse ( )    Parent ( )
------------------------------------------------------- -----------------------------------------------------
Employer:                                               Employer:
------------------------------------------------------- -----------------------------------------------------
Address:                                                Address:
------------------------------------------------------- -----------------------------------------------------
City, State, Zip:                                       City, State, Zip:
------------------------------------------------------- -----------------------------------------------------
Phone #:                                                Phone #:
------------------------------------------------------- -----------------------------------------------------
Contact Person:                                         Contact Person:
------------------------------------------------------- -----------------------------------------------------
                  PRIMARY INSURANCE                                          SECONDARY
------------------------------------------------------- -----------------------------------------------------
Company Name:                                           Company Name:
------------------------------------------------------- -----------------------------------------------------
Address:                                                Address:
------------------------------------------------------- -----------------------------------------------------
City, State, Zip:                                       City, State, Zip:
------------------------------------------------------- -----------------------------------------------------
Phone & Contact:                                        Phone & Contact:
------------------------------------------------------- -----------------------------------------------------
Policy No:                                              Policy No:
------------------------------------------------------- -----------------------------------------------------
Group #:                                                Group #:
------------------------------------------------------- -----------------------------------------------------
Special Claim Form Required: ( ) YES   ( ) NO           Special Claim Form Required: ( ) YES   ( ) NO
------------------------------------------------------- -----------------------------------------------------
Effective Date:                     Pre-X               Effective Date:                     Pre-X
------------------------------------------------------- -----------------------------------------------------
Deductible:                         Met?                Deductible:                         Max?
------------------------------------------------------- -----------------------------------------------------
% Paid:           S/Loss:           OP:                 % Paid:           S/Loss:           OP:
------------------------------------------------------- -----------------------------------------------------
Max Ben: ( ) LTM  Amount Used:                          Max Ben:         ( ) LTM  Amount Used:
------------------------------------------------------- -----------------------------------------------------
                  ( ) Annual   Amount Used:                              ( ) Annual   Amount Used:
------------------------------------------------------- -----------------------------------------------------
Forms Req:      SMN            RX   INS/1500            Forms Req:       SMN          RX    INS/1500
------------------------------------------------------- -----------------------------------------------------
Self Insured:     ( ) YES           ( ) NO              Self Insured:    ( ) YES            ( ) NO
-------------------------------------------------------------------------------------------------------------
                                                   NOTES
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
Referral Received by:                                   Date/Time Taken:
------------------------------------------------------- -----------------------------------------------------


PATIENT INFORMATION SHEET

-------------------------------------------------------------------------------
CONTRACT
-------------------------------------------------------------------------------
Contract Pricing:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CASE MANAGEMENT
-------------------------------------------------------------------------------
Case Manager:                                  Title:
-------------------------------------------------------------------------------
Case Management Company:
-------------------------------------------------------------------------------
Street Address:
-------------------------------------------------------------------------------
City:                                   State:                    Zip Code:
-------------------------------------------------------------------------------
Phone:  (   )                                  Fax:  (   )
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BILLING INSTRUCTIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRE-AUTHORIZATION
-------------------------------------------------------------------------------
Is Pre-Authorization Required:      (  ) Yes         (  ) No
-------------------------------------------------------------------------------
By Whom?
-------------------------------------------------------------------------------
Pre-Authorization Number:
-------------------------------------------------------------------------------
Authorization/Pre-Cert Period:
-------------------------------------------------------------------------------

                                                                       Exhibit D

                                     * ITEMS

                                        *






                                     * ITEMS

                                        *



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                       Exhibit E

                          STATE ANTI-KICKBACK STATUTES


1. Florida

2. Kentucky

3. Massachusetts

4. Michigan

5. Minnesota

6. Ohio

7. Rhode Island

8. South Carolina

9. Texas

                                                                       Exhibit F

                                        *








* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                       Exhibit G


PROTROPIN - * - Form #4

Month:
      ---------------------------------


------------------------------------- -------------- ---------------- ----------- ------------- -----------------------------------
                                                                                                    # of Cartons Shipped
            Patient                      Patient         Credit        Invoice #     Date of    -----------------------------------
        Identification                Date of Birth    Manager ID #                  Service    #1502 - 5 mg Ctn  #1520 - 10 mg Ctn
------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------
------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

                                                                                                ----------------- -----------------
                                                                                         Totals
                                                                                                ----------------  -----------------

                                                                                                ----------------  -----------------
                                                                                                      #7202             #7220


*Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                       Exhibit G


NUTROPIN - * - F

Month:
      ----------------------------

------------------------------------- -------------- ---------------- ----------- ------------- -----------------------------------
                                                                                                    # of Cartons Shipped
              Patient                     Patient        Credit         Invoice #    Date of    -----------------------------------
          Identification              Date of Birth    Manager ID #                  Service    #1502 - 5 mg Ctn  #1520 - 10 mg Ctn
------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------
------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

------------------------------------- -------------- ---------------- ----------- ------------- ----------------- -----------------

                                                                                                ----------------- -----------------
                                                                                         Totals
                                                                                                ----------------- -----------------

                                                                                                ----------------- -----------------
                                                                                                       #7202             #7220


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                       Exhibit G


NUTROPIN AQ- *

Month:
      ---------------------------------


------------------------------------- -------------- ---------------- ----------- ------------- ---------------------
                                                                                                 # of Cartons Shipped
              Patient                    Patient          Credit       Invoice #     Date of      -------------------
          Identification               Date of Birth    Manager ID #                 Service       #11411 - 12ml Ctn
------------------------------------- -------------- ---------------- ----------- ------------- ---------------------
------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------

------------------------------------- -------------- ---------------- ----------- ------------- ---------------------
                                                                                                ---------------------
                                                                                        Totals
                                                                                                ---------------------
                                                                                                      #11411


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                                                       Exhibit H

                                                         *

Product:      /  / Protropin        /  / Nutropin             /  / Nutropin AQ


                                                     Date:
                                                          ---------------------
Patient Name:                                 Completed By:
             ---------------------------------             --------------------
Account Number:                               Telephone:
               -------------------------------          -----------------------

*

                  / X / *
                                                 Program

----------------------- --------------------- ----------------- ------------------- -------------------------
       Date of               Invoice #               *             # of Cartons          Product Number
       Shipment
----------------------- --------------------- ----------------- ------------------- -------------------------
----------------------- --------------------- ----------------- ------------------- -------------------------

----------------------- --------------------- ----------------- ------------------- -------------------------

----------------------- --------------------- ----------------- ------------------- -------------------------

----------------------- --------------------- ----------------- ------------------- -------------------------

----------------------- --------------------- ----------------- ------------------- -------------------------

                                                                -------------------
                                              TOTAL:
                                                                -------------------


Explanation:
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    Exhibit I

                                        *















* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                    Exhibit J

                                        *
















* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.